UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Coldwater Creek Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Coldwater Creek Inc. ONE COLDWATER CREEK DRIVE, SANDPOINT, ID 83864 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Saturday, June 12, 2010 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, 2009 Annual Report on Form 10-K and other proxy materials are available at: http://www.proxyvoting.com/cwtr Dear Coldwater Creek Inc. Stockholder: The 2010 Annual Meeting of Stockholders of Coldwater Creek Inc. (the “Company”) will be held at our corporate headquarters, One Coldwater Creek Drive, Sandpoint, ID 83864, on Saturday, June 12, 2010, at 9:30 a.m. (local time). You are receiving this notice because you hold shares in the Company, and the materials you should review before you cast your vote at the Annual Meeting are now available. Proposals to be considered at the Annual Meeting: (1) To elect James R. Alexander, Jerry Gramaglia and Kay Isaacson-Leibowitz as Class II Directors to our Board of Directors. (2) To approve the material terms of the performance criteria for executive incentive compensation. (3) To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Fiscal year ending January 29, 2011. The Board recommends a vote “FOR” Items 1, 2 and 3. The Board of Directors has fixed the close of business on April 16, 2010 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 31, 2010 to facilitate timely delivery. TO REQUEST PAPER COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials) By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file. Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688). Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/cwtr CONTROL NUMBER 72710 TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares. YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

Meeting Directions: Stockholders of record as of the Record Date are cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on our website, www.coldwatercreek.com Meeting Location: Coldwater Creek Inc. One Coldwater Creek Drive, Sandpoint, ID 83864 The following materials are available for you to review online: • the Company’s 2009 Proxy Statement (including all attachments thereto); • the Company’s Annual Report for the year ended January 30, 2010 (which is not deemed to be part of the official proxy soliciting materials); and • any amendments to the foregoing materials that are required to be furnished to stockholders. To request a paper copy of the Proxy Materials: (you must reference your 11-digit control number located on the reverse side of this form) Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201 -680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/cwtr The Proxy Materials for Coldwater Creek Inc. are available to review at: http://www.proxyvoting.com/cwtr Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. 72710 HOW TO VOTE BY INTERNET We encourage you to review the proxy materials online before voting. Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this notice in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side.

See the reverse side of this notice to obtain proxy materials and voting instructions. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: For holders as of: Date: Time: Location: *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on 0000066673_1 R2.09.05.010 COLDWATER CREEK INC. Annual Meeting June 12, 2010 June 12, 2010 9:30 AM PDT April 16, 2010 Coldwater Creek Inc. One Coldwater Creek Drive Sandpoint, ID 83864

How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. 0000066673_2 R2.09.05.010 1. Annual Report 2. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 31, 2010 to facilitate timely delivery.

Voting items 0000066673_3 R2.09.05.010 The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 James R. Alexander 02 Jerry Gramaglia 03 Kay Isaacson-Leibowitz The Board of Directors recommends you vote FOR the following proposal (s): 2 To approve the material terms of the performance criteria for executive incentive compensation. 3 To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending January 29, 2011. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions 0000066673_4 R2.09.05.010